UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020

COLLIER CREEK HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38686	98-1425274
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 58th Floor

New York, NY 10166

(Address of principal executive offices, including zip code)

(212) 355-5515

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable Warrant to purchase one Class A ordinary share	CCH.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CCH	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share for $11.50 per share	CCH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 5, 2020, Collier Creek Holdings (“Collier Creek”) held a previously announced joint conference call (the “Conference Call”) with Utz Brands Holdings, LLC (“Utz”) to discuss the proposed business combination (the “Business Combination”) between Collier Creek and Utz.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a transcript of the Conference Call. A copy of the Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Collier Creek, Utz and Series U of UM Partners, LLC and Series R of UM Partners, LLC, related to the Business Combination was attached as Exhibit 2.1 to Collier Creek’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 5, 2020.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01	Other Events

The information included under Item 7.01 above is incorporated herein by reference.

Additional Information

Collier Creek intends to file a registration statement with the SEC which will include a preliminary proxy statement and preliminary prospectus of Collier Creek in connection with the proposed Business Combination and, after the registration statement is declared effective, will mail a proxy statement/prospectus and other relevant documents to its shareholders. Collier Creek’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, any amendments thereto, and the definitive proxy statement/prospectus in connection with Collier Creek’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about Utz and Collier Creek and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to the shareholders of Collier Creek as of a record date to be established for voting on the Business Combination. Such shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Collier Creek Holdings, 200 Park Avenue, 58th Floor, New York, NY 10166, attention: Bradford Williams (williams@cc.capital).

Participants in the Solicitation

Collier Creek, Utz and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Collier Creek’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Collier Creek’s directors and officers in Collier Creek’s filings with the SEC, including Collier Creek’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 12, 2020, and such information and names of Utz’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Collier Creek, which will include the proxy statement/prospectus of Collier Creek for the Business Combination. Shareholders can obtain copies of Collier Creek’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Collier Creek Holdings, 200 Park Avenue, 58th Floor, New York, NY 10166, attention: Bradford Williams (williams@cc.capital).

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Collier Creek’s and Utz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Collier Creek’s and Utz’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Collier Creek’s and Utz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against Collier Creek and Utz following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of Collier Creek or other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the Business Combination to fail to close; (5) the amount of redemption requests made by Collier Creek’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Utz or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those included in the section “Risk Factors”, and in Collier Creek’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Collier Creek considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Collier Creek cautions that the foregoing list of factors is not exclusive. Collier Creek cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Collier Creek does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Transcript of Conference Call, dated June 5, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLIER CREEK HOLDINGS

Date: June 5, 2020	By:	/s/ Jason K. Giordano
Name: Jason K. Giordano
Title: Co-Executive Chairman